                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



Date of Report: January 29, 1997



                         Providence Energy Corporation
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             (Exact name of registrant as specified in its charter)


Rhode Island                       0-9380                  05-0389170
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(State of incorporation          (Commission              (IRS Employer
or organization)                 File Number)             Identification No.)


100 Weybosset Street, Providence, Rhode Island                     02903
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number:         (401) 272-5040
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                                         N/A
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(Former name or former address, if changed since last report)

Item 5.   Other events.
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     Attached to this report as Exhibit A is a copy of a release issued January 29, 1997 by the Registrant with respect to the matters referred to therein.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PROVIDENCE ENERGY CORPORATION



                            By: /s/ Gary S. Gillheeney
                               ----------------------------------------------
                               Senior Vice President, Chief Financial Officer and Treasurer, and Assistant Secretary

Date:  January 29, 1997